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                         SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF THE
                          SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):  APRIL 28, 2000
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                        HUDSON HOTELS CORPORATION
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              (Exact Name of Registrant as Specified in Charter)


           NEW YORK                 33-26780-NY                  16-1312167
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(State or Other Jurisdiction      Commission File              (IRS Employer
      of Incorporation)               Number)                Identification No.)


300 BAUSCH & LOMB PLACE, ROCHESTER, NEW YORK                       14604
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(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code:     (716)-454-3400
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        (Former Name or Founder Address, if Changed Since Last Report)


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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS.

On April 28, 2000 the Company received notification from its auditors, PricewaterhouseCoopers, LLP, that they declined to stand for re-election as the Company's auditors for the year ending December 31, 2000. Following that notification, the Board of Directors of the Company, upon the recommendation of the Audit Committee, directed management to designate Bonadio & Co., LLP for appointment as the Company's principal accountants to audit the Company's financial statements for the year ending December 31, 2000.

(a)(1)(i) The Company's former accountants, PricewaterhouseCoopers, LLP, declined to stand for re-election effective April 28, 2000.

     (ii) The report of PricewaterhouseCoopers, LLP on the financial statements for the year ended December 31, 1999 originally contained a disclaimer of opinion due to a condition of default in the Company's debt. The default condition was resolved on April 14, 2000 and a Form 10K/A was filed on April 25, 2000 in which the report of PricewaterhouseCoopers, LLP on the financial statements for the past two years contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principle.

    (iii) In connection with its audits for the two most recent fiscal years and through April 28, 2000, there have been no disagreements with PricewaterhouseCoopers, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers, LLP would have caused them to make reference thereto in their report on the financial statements for such years.

     (iv) The Registrant has requested that PricewaterhouseCoopers, LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A Copy of such letter, dated May 4, 2000, is filed as Exhibit 16 to this Form 8-K.

(a)(2)(i) Bonadio & Co., LLP has been engaged by the Company to serve as the Company's principal accountants to audit its financial statements commencing May 3, 2000. It is anticipated that the engagement will be ratified by the Shareholders at the Company's annual meeting. In connection with the change of accountants, the Company did not consult with the new accountants regarding either
          (1) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company's financial statements, or
          (2) any disagreements with the Company's prior accountants. However, in connection with its purchase of the Company's mezzanine debt, RHD Capital Ventures LLC did engage Bonadio & Co., LLP to perform certain financial due diligence on the Company in January and February 2000.

     (ii) The decision to engage Bonadio & Co., LLP was approved by the Audit Committee of the Board of Directors and by the full Board.

(a)(3) Attached hereto as Exhibit 16 is a letter from PricewaterhouseCoopers, LLP regarding the change in the Company's certifying accountants.

ITEM 7.   EXHIBITS

          16. Letter from PricewaterhouseCoopers, LLP regarding change in certifying accountants.


                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               HUDSON HOTELS CORPORATION
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                                                   (Registrant)

Date: MAY 4, 2000

                                                 /s/ Ralph L. Peek
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                                             Ralph L. Peek, Vice President